Exhibit 10.42.5

                      AMENDMENT 2 TO EMPLOYMENT AGREEMENT

                                (ELLIOT LEVINE)

This Amendment ("Amendment") is effective as of the 24th day of October, 1994, between CHEYENNE SOFTWARE, INC., a Delaware corporation, with an office at Three Expressway Plaza, Roslyn Heights, New York 11577 ("Cheyenne") and ELLIOT LEVINE, with an address of 12 Whitewood Drive, Roslyn, New York 11576 ("Employee").


                                    RECITALS
                                    --------

A. On September 1, 1992 Cheyenne and Employee entered into an Employment Agreement (the "Agreement"). On October 7, 1993, the parties amended the Agreement.

B. Cheyenne and Employee desire to further amend the Agreement, as provided for below.

C. All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

                                   AMENDMENT
                                   ---------

1. In Section 5(c), delete "in an amount equal to twelve thousand dollars ($12,000) per annum" and replace with "in an amount not to exceed thirteen thousand five hundred dollars ($13,500) per annum."

2.       Except as amended herein, the Agreement shall remain unmodified.


IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.


CHEYENNE SOFTWARE, INC.

By:      /s/ ReiJane Huai
         -----------------------


Its:       President
         -----------------------

/s/ Elliot Levine
----------------------------
Elliot Levine


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